UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009

STARENT NETWORKS, CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33511	04-3527533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 International Place Tewksbury, MA	01876
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 851-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 15, 2009, Starent Networks, Corp. and UTStarcom, Inc. issued a joint press release announcing that they have agreed to settle all legal disputes between the two companies. A copy of the press release regarding the announcement is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated October 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARENT NETWORKS, CORP.

Date: October 15, 2009	By:	/S/ JONATHAN M. MOULTON
Jonathan M. Moulton
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 15, 2009